Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely in connection with the filing of the Annual Report of Retractable Technologies, Inc. (the “Company”) on Form 10KSB-A2 for the period ended December 31, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Thomas J. Shaw, Chief Executive Officer, and Douglas W. Cowan, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report as of the dates and for the periods covered by the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 24, 2004

/s/ THOMAS J. SHAW
THOMAS J. SHAW
PRESIDENT, CHAIRMAN, AND
CHIEF EXECUTIVE OFFICER

/s/ DOUGLAS W. COWAN DOUGLAS W. COWAN
VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER